Commitments and Contingencies (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES AND ENVIRONMENTAL LIABILITIES

Environmental Liabilities

We are incurring and expect to continue to incur expenses for environmental remediation liabilities at a number of currently and previously owned or operated refining, pipeline, terminal and retail station properties. We have accrued liabilities for these expenses and believe these accruals are adequate based on current information and projections that can be reasonably estimated. Additionally, we have recognized environmental remediation liabilities assumed in past acquisitions from the prior owners that include amounts estimated for site cleanup and monitoring activities arising from operations at refineries, certain terminals and pipelines, and retail stations prior to the dates of our acquisitions. Our environmental accruals are based on estimates including engineering assessments, and it is possible that our projections will change and that additional costs will be recorded as more information becomes available.

Our accruals for environmental expenditures totaled $259 million and $274 million at March 31, 2015 and December 31, 2014, respectively, including $28 million and $32 million for TLLP, respectively. These accruals include $208 million and $216 million at March 31, 2015 and December 31, 2014, respectively, related to amounts estimated for site cleanup activities arising from operations at our Martinez refinery and operations of assets acquired in the Los Angeles Acquisition prior to their respective acquisition dates. We cannot reasonably determine the full extent of remedial activities that may be required at the Martinez refinery and for assets acquired in the Los Angeles Acquisition, and it is possible that we will identify additional investigation and remediation costs for site cleanup activities as more information becomes available. The environmental remediation liabilities assumed in the Los Angeles Acquisition include amounts estimated for site cleanup activities and monitoring activities arising from operations at the Carson refinery, certain terminals and pipelines, and retail stations prior to our acquisition on June 1, 2013. These estimates for environmental liabilities are based on third-party assessments and available information. Our estimates for site cleanup activities reflect amounts for which we are responsible under applicable cost-sharing arrangements. We also have insurance policies related to certain matters at our Martinez refinery that provide coverage up to $190 million for expenditures in excess of $50 million in self-insurance. We have not recognized possible insurance recoveries and the insurer has challenged coverage and filed a declaratory relief action in federal court.

Other Contingencies

Washington Refinery Fire. The naphtha hydrotreater unit at our Washington refinery was involved in a fire in April 2010, which fatally injured seven employees and rendered the unit inoperable. The Washington State Department of Labor & Industries (“L&I”) initiated an investigation of the incident. L&I completed its investigation in October 2010, issued citations and assessed a $2.4 million fine, which we appealed. L&I reassumed jurisdiction of the citation and affirmed the allegations in December 2010. We disagree with L&I’s characterizations of operations at our Washington refinery and believe, based on available evidence and scientific reviews, that many of the agency’s conclusions are mistaken. We filed an appeal of the citation in January 2011. In separate September 2013, November 2013 and February 2015 orders, the Board of Industrial Insurance Appeals granted partial summary judgment in our favor and dismissed most of the citations. We have established an accrual for this matter although we cannot currently estimate the final amount or timing of its resolution.

On November 20, 2013, we received a notice of violation (“NOV”) from the EPA alleging 46 violations of the Clean Air Act Risk Management Plan requirements at our Washington refinery. The EPA conducted an investigation of the refinery in 2011, following the April 2010 fire in the naphtha hydrotreater unit. We have provided a response to the NOV and additional information to the EPA. While we cannot currently estimate the amount or timing of the resolution of this matter, we believe the outcome will not have a material impact on our liquidity, financial position, or results of operations.

In January 2015, we received notice and demand for indemnity from the previous owner of our Washington refinery for damages incurred in the civil litigation brought by the families of those fatally wounded in the April 2010 refinery fire. We settled our involvement in civil litigation in 2012. Arbitration proceedings were initiated in March 2015 after an unsuccessful mediation and we intend to vigorously defend ourselves against this claim.

Environmental. The EPA has alleged that we have violated certain Clean Air Act regulations at our Alaska, Washington, Martinez, North Dakota and Utah refineries. We also retained the responsibility for resolving similar allegations relating to our former Hawaii refinery, which we sold in September 2013. We previously received a NOV in March 2011 from the EPA alleging violations of Title V of the Clean Air Act at our Alaska refinery, which arose from a 2007 state of Alaska inspection and inspections by the EPA in 2008 and 2010. We also previously received NOVs in 2005 and 2008 alleging violations of the Clean Air Act at our Washington refinery. We are continuing discussions of all EPA claims with the EPA and the U.S. Department of Justice. We have established an accrual for this matter although we cannot currently estimate the final amount or timing of its resolution. The ultimate resolution of these matters could have a material impact on our future interim or annual results of operations, as we may be required to incur material capital expenditures at our operating refineries. However, we do not believe that the final outcome of this matter will have a material impact on our liquidity or financial position.

Other Matters

In the ordinary course of business, we become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. Large, and sometimes unspecified, damages or penalties may be sought from us in some matters. We have not established accruals for these matters unless a loss is probable, and the amount of loss is currently estimable.

Legal. We are a defendant, along with other manufacturing, supply and marketing defendants, in a lawsuit brought by the Orange County Water District, alleging methyl tertiary butyl ether (“MTBE”) contamination in groundwater. This matter, originally filed in 2004, is proceeding in the United States District Court of the Southern District of New York. The defendants are being sued for having manufactured MTBE and having manufactured, supplied and distributed gasoline containing MTBE. The plaintiff alleges, in part, that the defendants are liable for manufacturing or distributing a defective product. The suit generally seeks individual, unquantified compensatory and punitive damages and attorney’s fees. We intend to vigorously assert our defenses against this claim. While we cannot currently estimate the final amount or timing of the resolution of this matter, we have established an accrual and believe that the outcome will not have a material impact on our liquidity, financial position, or results of operations.

Environmental. Certain non-governmental organizations filed a Request for Agency Action (the “Request”) with the Utah Department of Environmental Quality (“UDEQ”) concerning our Utah refinery in October 2012. The Request challenges the UDEQ’s permitting of our refinery conversion project alleging that the permits do not conform to the requirements of the Clean Air Act. As the permittee, we are the real party in interest and are defending the permits with UDEQ. In orders issued on July 10 and September 9, 2014, the UDEQ Administrative Law Judge (“ALJ”) recommended the Executive Director of UDEQ deny Petitioners’ request for a stay of the project and dismiss their challenge to the permit. The Executive Director’s final decision approving the ALJ’s recommended order is currently under appeal. While we cannot estimate the timing or estimated amount, if any, associated with the outcome of this matter, we do not believe it will have a material adverse impact on our liquidity, financial position, or results of operations.

We have investigated conditions at certain active wastewater treatment units at our Martinez refinery pursuant to an order received in 2004 from the San Francisco Bay Regional Water Quality Control Board that named us as well as two previous owners of the Martinez refinery. We cannot currently estimate the amount of the ultimate resolution of the order, but we believe it will not have a material adverse impact on our liquidity, financial position, or results of operations.

Tax. We are subject to extensive federal, state and foreign tax laws and regulations. Newly enacted tax laws and regulations, and changes in existing tax laws and regulations, could result in increased expenditures in the future. We are also subject to audits by federal, state and foreign taxing authorities in the normal course of business. It is possible that tax audits could result in claims against us in excess of recorded liabilities. However, we believe that resolution of any such claim(s) would not have a material impact on our liquidity, financial position, or results of operations. It is reasonably possible that unrecognized tax benefits may decrease by as much as $8 million in the next twelve months, related primarily to state apportionment matters. However, since the tax was fully paid in prior years, the unrecognized tax benefit would be eliminated without impacting expense.

COMMITMENTS AND CONTINGENCIES

Operating Leases, Purchase Obligations and Other Commitments

We have various cancellable and noncancellable operating leases related to land, office and retail facilities, ship charters, tanks and equipment and other facilities used in the storage, transportation, and sale of crude oil, feedstocks and refined products. Rental expense for all operating leases, gross of sublease income, including leases with a term of one month or less, was $466 million in 2014, $407 million in 2013 and $385 million in 2012.

The majority of our future operating lease payments relate to marine transportation, retail station and tank storage leases. As of December 31, 2014, we had twelve ships on time charter used to transport crude oil and refined products. These ships have remaining time charters expiring between 2015 and 2019, with options to renew. We also time charter tugs and product barges over varying terms ending in 2015 through 2018, most with options to renew and some with rate escalation clauses. Our time charters contain initial terms up to seven years. We have operating leases for most of our retail stations with primary remaining terms up to 39 years, most of which contain renewal options and escalation clauses. Our storage tank leases run primarily through 2017.

Tesoro’s contractual purchase commitments consist primarily of crude oil supply contracts for our refineries from several suppliers with noncancellable remaining terms ranging up to seven years with renewal provisions. In addition to these purchase commitments, we also have minimum contractual capital spending commitments totaling approximately $310 million in 2015.

We have certain commitments or obligations for the transportation of crude oil refined products and NGLs as well as to purchase industrial gases, chemical processing services and utilities associated with the operation of our refineries. The minimum commitments extend as many as 10 years. We recognized expense of approximately $666 million, $672 million and $449 million in 2014, 2013 and 2012, respectively, under these take-or-pay contracts.

Our minimum annual payments under our operating lease agreements, contractual crude oil purchase agreements and our take-or-pay contracts as of December 31, 2014 were (in millions):

	Minimum Annual Lease Payments (a)	Minimum Crude Oil Supply Commitments (b)	Minimum Annual Take-or-Pay Payments
2015	$295	$3,503	$315
2016	306	1,200	273
2017	249	807	188
2018	229	831	143
2019	202	884	131
Thereafter	421	789	281
Total minimum lease payments	$1,702	$8,014	$1,331

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(a)	Includes operating leases having initial or remaining noncancellable lease terms in excess of one year

(b)
Prices under the term agreements typically fluctuate with market prices. Using exchange-traded crude future pricing as of December 31, 2014, ranging by crude oil type from $43 per barrel to $67 per barrel.

Other Contingencies

Washington Refinery Fire. The naphtha hydrotreater unit at our Washington refinery was involved in a fire in April 2010, which fatally injured seven employees and rendered the unit inoperable. The Washington State Department of Labor & Industries (“L&I”), the U.S. Chemical Safety and Hazard Investigation Board (“CSB”) and the EPA initiated separate investigations of the incident. L&I completed its investigation in October 2010, issued citations and assessed a $2.4 million fine, which we appealed. L&I reassumed jurisdiction of the citation and affirmed the allegations in December 2010. We disagree with L&I’s characterizations of operations at our Washington refinery and believe, based on available evidence and scientific reviews, that many of the agency’s conclusions are mistaken. We filed an appeal of the citation in January 2011. In separate September 2013, November 2013 and February 2015 orders, the Board of Industrial Insurance Appeals granted partial summary judgment in our favor and dismissed most of the citations. We have established an accrual for this matter although we cannot currently estimate the final amount or timing of its resolution. The outcome of this matter will not have a material impact on our liquidity, financial position, or results of operations.

On May 1, 2014, the CSB finalized its investigation report on the April 2010 naphtha hydrotreater unit fire at our Washington refinery. In the report, the CSB made recommendations to federal and state agencies, the American Petroleum Industry and us. In response to the recommendations made to us, we have communicated to the CSB the actions we are and will be taking. Our completion of those actions will not have a material impact on our liquidity, financial position, or results of operations.

On August 15, 2014, the U.S. Department of Justice (“DOJ”) announced the closure of its investigation of the Washington naphtha hydrotreater fire. In the announcement, the DOJ, who conducted the investigation in conjunction with EPA, stated it declined to bring criminal charges.

We received a notice of violation (“NOV”) from the EPA alleging 46 violations of the Clean Air Act Risk Management Plan requirements at our Washington refinery on November 20, 2013. The EPA conducted an investigation of the refinery in 2011, following the April 2010 fire in the naphtha hydrotreater unit. While we have submitted a response to the EPA and requested clarification of certain allegations, we cannot currently estimate the amount or timing of the resolution of this matter. We believe the outcome will not have a material impact on our liquidity, financial position, or results of operations.

Our business interruption insurance deductible was satisfied after we exceeded both 60 days of operational disruption and $25 million in losses primarily based on the operating plan that existed prior to the incident. Our property damage insurance had a $10 million deductible. We filed business interruption insurance and property damage insurance claims related to down time from this incident. We collected $16 million during the year ended December 31, 2013, in business interruption insurance recoveries that relate to downtime from the incident, which were recorded as an offset to cost of sales in our statements of consolidated operations.

Environmental. The EPA has alleged that we have violated certain Clean Air Act regulations at our Alaska, Washington, Martinez, North Dakota and Utah refineries. We also retained the responsibility for resolving similar allegations relating to our former Hawaii refinery, which we sold in September 2013. Refer to Note 4 for a discussion of the amounts recognized in 2014 related to the resolution of this matter at the Hawaii refinery. We previously received a NOV in March 2011 from the EPA alleging violations of Title V of the Clean Air Act at our Alaska refinery, which arose from a 2007 state of Alaska inspection and inspections by the EPA in 2008 and 2010. We also previously received NOVs in 2005 and 2008 alleging violations of the Clean Air Act at our Washington refinery. We are continuing discussions of all EPA claims with the EPA and the DOJ. We have established an accrual for this matter although we cannot currently estimate the final amount or timing of its resolution. The ultimate resolution of these matters could have a material impact on our future interim or annual results of operations, as we may be required to incur material capital expenditures at our operating refineries. However, we do not believe that the final outcome of this matter will have a material impact on our liquidity or financial position.

Other Matters

In the ordinary course of business, we become party to lawsuits, administrative proceedings and governmental investigations, including environmental, regulatory and other matters. Large, and sometimes unspecified, damages or penalties may be sought from us in some matters. We have not established accruals for these matters unless a loss is probable, and the amount of loss is currently estimable.

Legal. We are a defendant, along with other manufacturing, supply and marketing defendants, in a lawsuit brought by the Orange County Water District, alleging MTBE contamination in groundwater. This matter, originally filed in 2004, is proceeding in the United States District Court of the Southern District of New York. The defendants are being sued for having manufactured MTBE and having manufactured, supplied and distributed gasoline containing MTBE. The plaintiff alleges, in part, that the defendants are liable for manufacturing or distributing a defective product. The suit generally seeks individual, unquantified compensatory and punitive damages and attorney’s fees. We intend to vigorously assert our defenses against this claim. While we cannot currently estimate the final amount or timing of the resolution of this matter, we have established an accrual and believe that the outcome will not have a material impact on our liquidity, financial position, or results of operations.

In 2007, we obtained a ruling from the California Public Utilities Commission (“CPUC”) that an intrastate crude oil pipeline, which transports heated crude oil to our Martinez Refinery from the area around Bakersfield, California, was a common carrier subject to the jurisdiction of the CPUC. After that time, we participated in rate proceedings to determine an appropriate rate structure for this pipeline. In May 2013, the CPUC issued final orders establishing just and reasonable rates for the pipeline for the period between April 1, 2005 and June 30, 2011, and held that we were entitled to receive refunds, including interest. In accordance with this ruling, we received a refund of $54 million in June 2013, which is included in other income (expense), net in our statements of consolidated operations for the year ended December 31, 2013. We received a refund of $59 million in December 2014, which is included in other income (expense), net in our statements of consolidated operations for the year ended December 31, 2014

During 2009, Chevron filed a lawsuit against us claiming they are entitled to a share of the refunds we received in 2008 from the owners of the Trans-Alaska Pipeline System (“TAPS”). We received $50 million in 2008, net of contingent legal fees, for excessive intrastate rates charged by TAPS during 1997 through 2000 and the period of 2001 through June 2003. Chevron asserted that it was entitled to a share of its portion of the refunds for retroactive price adjustments under our previous crude oil contracts with them. The trial court judge granted Chevron’s motion for summary judgment and awarded them $16 million, including interest, in September 2010. We disagreed with the trial court and appealed the decision to the Alaska Supreme Court. The Alaska Supreme Court issued an order requiring the Superior Court to enter summary judgment in our favor in July 2013. We had previously established an accrual of $16 million for this matter, which was released in the third quarter of 2013. The benefit was recorded in other income (expense), net, in our statements of consolidated operations for the year ended December 31, 2013.

Environmental. Certain non-governmental organizations filed a Request for Agency Action (the “Request”) with the Utah Department of Environmental Quality (“UDEQ”) concerning our Utah refinery in October 2012. The Request challenges the UDEQ’s permitting of our refinery conversion project alleging that the permits do not conform to the requirements of the Clean Air Act. As the permittee, we are the real party in interest and will be defending the permits with UDEQ. In orders issued on July 10 and September 9, 2014, the UDEQ Administrative Law Judge (“ALJ”) recommended the Executive Director of UDEQ deny Petitioners’ request for a stay of the project and dismiss their challenge to the permit. The Executive Director’s final decision approving the ALJ’s recommended order is currently under appeal. While we cannot estimate the timing or estimated amount, if any, associated with the outcome of this matter, we do not believe it will have a material adverse impact on our liquidity, financial position, or results of operations.

We have investigated conditions at certain active wastewater treatment units at our Martinez refinery pursuant to an order received in 2004 from the San Francisco Bay Regional Water Quality Control Board that named us as well as two previous owners of the Martinez refinery. We cannot currently estimate the amount of the ultimate resolution of the order, but we believe it will not have a material adverse impact on our liquidity, financial position, or results of operations.

Tax. We are subject to extensive federal, state and foreign tax laws and regulations. Newly enacted tax laws and regulations, and changes in existing tax laws and regulations, could result in increased expenditures in the future. Congress and the administration continue to explore options for reform of the domestic corporate tax code. Several of these options, if enacted into law, could have a significant impact on our tax liability. We are also subject to audits by federal, state and foreign taxing authorities in the normal course of business. It is possible that tax audits could result in claims against us in excess of recorded liabilities. However, we believe that resolution of any such claim(s) would not have a material impact on our liquidity, financial position, or results of operations. It is reasonably possible that unrecognized tax benefits may decrease by as much as $8 million in the next twelve months, related primarily to state apportionment matters. However, since the tax was fully paid in prior years, the unrecognized tax benefit would be eliminated without impacting expense.